UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Alex Marks

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:   January 1 - December 31, 2014

Item 1. Reports to Stockholders.

LIBERTY ALL-STAR® GROWTH FUND

ASG

2014 ANNUAL REPORT

ALL-STAR®
GROWTH FUND

Contents

1 President's Letter

4 Unique Fund Attributes

6 Investment Managers/Portfolio Characteristics

7 Manager Roundtable

10 Investment Growth

11 Table of Distributions and Rights Offerings

12 Top 20 Holdings and Economic Sectors

13 Major Stock Changes in the Quarter

14 Schedule of Investments

21 Statement of Assets and Liabilities

22 Statement of Operations

23 Statements of Changes in Net Assets

24 Financial Highlights

25 Notes to Financial Statements

31 Report of Independent Registered Public Accounting Firm

32 Automatic Dividend Reinvestment and Direct Purchase Plan

33 Tax Information

34 Directors and Officers

41 Privacy Policy

42 Description of Lipper Benchmark and Market Indices

Inside Back Cover: Fund Information

A SINGLE INVESTMENT...
A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

- A diversified, multi-managed portfolio of small, mid- and large cap growth stocks
- Exposure to many of the industries that make the U.S. economy one of the world's most dynamic
- Access to institutional quality investment managers
- Objective and ongoing manager evaluation
- Active portfolio rebalancing
- A quarterly fixed distribution policy
- Actively managed, exchange-traded closed-end fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

The views expressed in the President's Letter, Unique Fund Attributes and Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

	LIBERTY ALL-STAR® GROWTH FUND	1
	PRESIDENT’S LETTER (UNAUDITED)

Fellow Shareholders:	February 2015

Although roiled by periodic sell-offs, U.S. equity markets rose once again in 2014, as the S&P 500® Index and the widely followed Dow Jones Industrial Average (DJIA) posted numerous record highs throughout the year. The S&P 500 returned 13.69 percent while the DJIA gained 10.04 percent. The technology-focused NASDAQ Composite Index returned 14.75 percent.

Among key growth benchmarks, the Russell 3000® Growth Index returned 12.44 percent for the year. Among market capitalization indices, the Russell 1000® Growth Index (large cap) returned 13.05 percent while the Russell Midcap® Growth Index rose 11.90 percent. Small cap stocks, as represented by the Russell 2000® Growth Index, returned 5.60 percent.

The U.S. economy was the main source of strength for equities in 2014. An abnormally harsh winter caused gross domestic product (GDP) to decline 2.1 percent in the first quarter. Growth was strong in the second and third quarters, however, when GDP rose 4.6 percent and 5.0 percent, respectively. The employment picture in the U.S. also brightened. Except for January, which was distorted by the weather, every month in 2014 was marked by the creation of more than 200,000 non-farm jobs. The ongoing job growth meant that by May all of the 8.7 million jobs lost during the Great Recession had finally been recouped. Throughout the fiscal year, the Federal Reserve kept short-term interest rates at record low levels, even as it continued to wind down its program of quantitative easing (QE), first launched in December 2008. In October, the Fed ended the program altogether. Another powerful theme running throughout the year was the industrial renaissance in the U.S., as auto, capital equipment and energy output gained strength. U.S. energy production stood out as a growth driver, as hydraulic fracturing methodologies unlocked previously inaccessible or economically impractical oil and gas deposits. The price of oil began a gradual descent at mid-year, a move that accelerated in the fourth quarter. From a peak of $106 per barrel in June, the price of West Texas Intermediate (WTI) crude fell to an average of $59 per barrel in December (and continued to slide in early 2015).

The steep, rapid decline in the price of oil was interpreted by many to be a sign of slowing economic growth worldwide and investors responded by selling equities in one of the several sell-offs that made 2014 a positive, but choppy year. Fears of higher interest rates and geopolitical tensions, chiefly in Ukraine, fueled a retrenchment in the first quarter. A significant sell-off in biotechnology, information technology and social networking stocks hit the NASDAQ Composite in April. And falling oil prices led to a one-week decline of 3.1 percent in the S&P 500 in early October.

One characteristic of the 2014 investment environment that warrants comment was how challenging it was for active managers and actively managed funds. According to data provider Lipper, 2014 was the worst year for active managers relative to the market in three decades, while data from research firm Morningstar indicates that less than 20 percent of U.S. equity fund managers beat their benchmark. As Liberty All-Star® Growth Fund is actively managed, we asked the Fund’s three investment managers to comment on this in our annual Manager Roundtable, which begins on page 7 of this report. We recommend their thoughts and insights to you.

Liberty All-Star® Growth Fund

After delivering absolute and relative returns that were higher than all relevant benchmarks in 2013, Liberty All-Star® Growth Fund disappointed in 2014. The Fund returned 2.43 percent with shares valued at net asset value (NAV) with dividends reinvested and -2.32 percent with shares valued at market price with dividends reinvested. (Fund returns are net of fees.) The Lipper Multi-Cap Growth Mutual Fund Average returned 9.10 percent. The Fund’s performance was hindered by a sell-off that resulted in a negative return in the third quarter; small- and mid-cap stocks, which comprise two-thirds of the Fund’s assets, were hit particularly hard during that period. The Russell 2000® Index was actually down 4.41 percent through the third quarter and managed a positive return for the year only because of a strong fourth quarter. The discount at which Fund shares traded relative to their underlying NAV narrowed compared with 2013, ranging from a 0.4 percent premium to a discount of -9.8 percent.

www.all-starfunds.com	ASG

2	LIBERTY ALL-STAR® GROWTH FUND
PRESIDENT’S LETTER (UNAUDITED)

Fund distributions totaled $0.33 per share in 2014. The Fund’s distribution policy has been in place since 1997 and is a major component of the Fund’s total return. Since 1997, the Fund has paid distributions totaling $11.88 per share, and we continue to emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

One of the key principles on which the Fund was founded is multi-management, or the practice of allocating the Fund’s assets to carefully selected growth style managers investing across the capitalization spectrum of large-, mid- and small-cap growth stocks. Thus, we are once again offering insights into the managers’ thinking through the previously mentioned roundtable discussion, and invite shareholders to read the managers’ comments.

In a difficult environment for active managers, the Fund disappointed in 2014. After a strong 2013, however, Fund market price returns over the past two years average 20.16 percent, while three-year trailing returns average 18.00 percent and five-year returns average 16.20 percent. If the start of the year is any indicator, 2015 may be highly volatile. We are confident in the Fund’s three investment managers’ ability to navigate whatever market conditions prevail in the year ahead. For our part, we will continue to manage the Fund with our sights set on rewarding long-term returns for shareholders.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

ANNUAL REPORT DECEMBER 31, 2014

LIBERTY ALL-STAR® GROWTH FUND	3
PRESIDENT’S LETTER (UNAUDITED)

FUND STATISTICS AND SHORT-TERM PERFORMANCE PERIODS ENDED DECEMBER 31, 2014

FUND STATISTICS:

Net Asset Value (NAV)		$5.69
Market Price		$5.16
Discount		-9.3%

	Quarter		2014
Distributions*	$0.08		$0.33
Market Price Trading Range	$4.51 to $5.24		$4.51 to $6.28
Premium/(Discount) Range	-6.7% to -9.8%		0.4% to -9.8%

PERFORMANCE:

Shares Valued at NAV with Dividends Reinvested	5.48%		2.43%
Shares Valued at Market Price with Dividends Reinvested	2.78%		-2.32%
Dow Jones Industrial Average	5.20%		10.04%
Lipper Multi-Cap Growth Mutual Fund Average	4.43%		9.10%
NASDAQ Composite Index	5.70%		14.75%
Russell 3000® Growth Index	5.17%		12.44%
S&P 500® Index	4.93%		13.69%

LONG-TERM PERFORMANCE SUMMARY AND DISTRIBUTIONS	ANNUALIZED RATES OF RETURN
PERIODS ENDED DECEMBER 31, 2014	3 YEARS	5 YEARS	10 YEARS	INCEPTION**

LIBERTY ALL-STAR® GROWTH FUND, INC.

Distributions	$0.91	$1.43	$3.92	$7.74
Shares Valued at NAV with Dividends Reinvested	17.64%	14.43%	7.59%	3.13%
Shares Valued at Market Price with Dividends Reinvested	18.00%	16.20%	6.01%	4.26%
Dow Jones Industrial Average	16.29%	14.22%	7.91%	6.03%
Lipper Multi-Cap Growth Mutual Fund Average	19.34%	14.57%	7.94%	3.19%
NASDAQ Composite Index	23.60%	17.19%	9.17%	2.22%
Russell 3000® Growth Index	20.25%	15.89%	8.50%	2.30%
S&P 500® Index	20.41%	15.45%	7.67%	4.39%

*	All 2014 distributions consist of ordinary dividends and long-term capital gains. A breakdown of each 2014 distribution for federal income tax purposes can be found in the table on page 33.
**	Since restructuring to a multi-cap growth fund on May 1, 2000.

Returns for the Fund are total returns, which include dividends. Performance returns are net of management fees and other Fund expenses.

Figures shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of Fund expenses. Figures shown for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell 3000® Growth Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 42.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

www.all-starfunds.com	ASG

4	LIBERTY ALL-STAR® GROWTH FUND
UNIQUE FUND ATTRIBUTES (UNAUDITED)

Unique Attributes of Liberty All-Star® Growth Fund

Several attributes help to make the Fund a core equity holding for investors seeking a diversified growth portfolio, income and the potential for long-term appreciation.

Multi-management for Individual Investors

Large institutional investors have traditionally employed multiple investment managers. With three investment managers investing across the full capitalization range of growth stocks, the Fund brings multi-management to individual investors.

Real-time Trading and Liquidity

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. In addition, Fund shares offer immediate liquidity and there are no annual sales fees.

ANNUAL REPORT DECEMBER 31, 2014

LIBERTY ALL-STAR® GROWTH FUND	5
UNIQUE FUND ATTRIBUTES (UNAUDITED)

Access to Institutional Managers

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

Monitoring and Rebalancing

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy, and will replace the managers when warranted. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

Alignment and Objectivity

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Directors that is elected by and responsible to shareholders.

Distribution Policy

Since 1997, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 6 percent of the Fund’s net asset value (paid quarterly at 1.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

www.all-starfunds.com	ASG

6	LIBERTY ALL-STAR® GROWTH FUND
INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS (UNAUDITED)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 42 for a description of these indices.

MARKET CAPITALIZATION SPECTRUM
PORTFOLIO CHARACTERISTICS	SMALL	LARGE
AS OF DECEMBER 31, 2014

	RUSSELL GROWTH:
	Smallcap Index	Midcap Index	Largecap Index	Weatherbie	TCW	Sustainable	Total Fund
Number of Holdings	1205	552	682	56	49	30	130*

Weighted Average Market Capitalization (billions)	$2.1	$13.7	$119.3	$2.8	$10.9	$78.4	$31.7

Average Five-Year Earnings Per Share Growth	17%	22%	20%	21%	29%	16%	21%

Average Five-Year Sales Per Share Growth	11%	12%	14%	15%	15%	14%	14%

Price/Earnings Ratio**	27x	25x	21x	26x	28x	27x	27x

Price/Book Value Ratio	4.1x	4.8x	5.1x	3.8x	5.5x	4.6x	4.5x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

ANNUAL REPORT DECEMBER 31, 2014

LIBERTY ALL-STAR® GROWTH FUND	7
MANAGER ROUNDTABLE (UNAUDITED)

Manager Roundtable

As 2014 ended and 2015 began, equity markets reflected investors’ concerns that economic growth was slowing around the world, and may reach the shores of the major economy that is growing—that of the U.S. Potentially confirming their worries were plunging oil prices, brought on by a combination of slack demand and plentiful supply. The Fund’s managers assess various risk factors, but see opportunities in select companies with the ability to generate growth, even in a mixed economic environment. And periodic bouts of volatility often afford them the opportunity to invest in these companies at attractive valuations.

Liberty All-Star® Growth Fund’s investment managers have long experience, in-depth knowledge, a proven track record and a firm commitment to growth style investing. Once again, therefore, we are grateful to be able to call upon this resource to provide Fund shareholders with timely commentary and insight. The Fund’s Investment Advisor, ALPS Advisors, serves as moderator of the roundtable. Participating investment management firms, the portfolio manager for each and their respective capitalization ranges are:

WEATHERBIE CAPITAL, LLC

Portfolio Manager/Matthew A. Weatherbie, CFA

President and Founder

Capitalization Focus/Small-Cap Growth – Weatherbie practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalization growth indices over a full market cycle.

TCW INVESTMENT MANAGEMENT COMPANY

Co-Portfolio Managers/Chang Lee and Mike Olson, CFA

Managing Directors

Capitalization Focus/Mid-Cap Growth – TCW seeks capital appreciation through investment in the securities of rapidly growing companies whose business prospects, in TCW’s view, are not properly perceived by consensus research.

SUSTAINABLE GROWTH ADVISERS, LP

Portfolio Manager/George Fraise

Founding Principal

Capitalization Focus/Large-Cap Growth – SGA focuses on companies that have unique characteristics that lead to a high degree of predictability, strong profitability and above-average earnings and cash flow growth over the long term.

There can be several interpretations of the volatility that hit equity markets in the fourth quarter: Sell-offs in late September/early October—principally taken down by economically sensitive sectors—and in December with the further collapse in world oil prices and its implications for slower growth around the world. But strong rallies followed both pull-backs. Based on your strategy and capitalization focus, what’s your analysis of these scenarios and their implications for 2015? Matt Weatherbie, please start us off.

Weatherbie (Weatherbie – Small-Cap Growth): First and foremost, Weatherbie Capital is a bottom-up fundamental research organization and we do not have a macro-driven investment process. The portfolio is built one stock at a time based on company-specific research. The portfolio is diversified across six growth sectors and, as it almost always is, the diversified business services category is the largest sector at a little less than 35 percent of our portfolio assets at year end. We have broad diversification guidelines, so the portfolio can’t be overly concentrated in any one sector.

With that said, our investment team does have semi-annual macroeconomic meetings where we evaluate headwinds and tailwinds for companies held and under consideration. With respect to the collapse in world oil prices, as is the case in other sectors, we are looking for high quality growth companies that will do well over an entire cycle. Our stock selections are not made based on a “macro call” on oil and gas prices. Perhaps more importantly in the energy sector—since it is cyclical and volatile—we are looking for names that have little to no leverage such that they can survive a downturn like this and hopefully come out stronger than competitors when the dust settles.

Thank you. Let’s continue up the capitalization range by getting TCW’s mid-cap perspective and Sustainable Growth Advisers’ large-cap point of view.

Lee (TCW – Mid-Cap Growth): We believe the scenarios reflect a decoupling of a resilient U.S. economy from the rest of the world as foreign economic growth continues to struggle. Heading into 2015, we expect another solid year in the U.S. as lower energy prices and a brighter job market mean higher disposable income for consumers, which should boost the economy. On the corporate side, excluding the energy sector, healthy corporate profits should allow companies to deploy excess capital. Overseas, however, risk should be to the downside as stagnant growth in Europe and Japan, as well as less robust growth in China, is driving downward spiraling commodity prices, particularly oil. Major global equity indices should remain volatile as investors flee to safer government bonds, resulting in continued near record low interest rates.

Fraise (Sustainable – Large-Cap Growth): The realization that global growth expectations were too high, and concern that perhaps the situation was weaker than thought as reflected by the plunge in oil prices, resulted in the heightened volatility witnessed in late Q3 and Q4. Dramatic increases in stock prices and price/earnings (P/E) multiples in 2013 and 2014 discounted improving economic growth. With expectations for improving economic growth being challenged, stock prices reacted. We believe a long-term focus

www.all-starfunds.com	ASG

8	LIBERTY ALL-STAR® GROWTH FUND
MANAGER ROUNDTABLE (UNAUDITED)

on high quality businesses with predictable revenue generation, sustainable growth opportunities and attractive valuations will likely be rewarded in 2015 after being out of favor for the past 18 to 24 months as investors seek the stocks of companies that can continue to flourish despite slower economic growth and a less positive interest rate environment.

“...high quality businesses with predictable revenue generation, sustainable growth opportunities and attractive valuations will likely be rewarded in 2015 after being out of favor for the past 18 to 24 months.”

George Fraise

(Sustainable – Large-Cap Growth)

The recent sell-off in equities spread way beyond the energy sector owing to its implications for slower economies around the world and, in some cases, outright deflation. Shouldn’t that have favorable implications for the stocks of companies that have strong positions in high growth markets? Or are investors saying that their growth will be impacted as well? George Fraise, what’s your view?

Fraise (Sustainable – Large-Cap Growth): Concerns about slower than expected global and U.S. economic growth contributed to increased volatility in stock prices in recent months. The realization that growth will be slower around the globe has been unsettling to investors. Companies with unique products or services that can grow their revenues in a predictable manner and generate more sustainable earnings growth should benefit from this reduction in growth expectations unless it goes too far and begins to generate higher levels of fear regarding global recession and deflation. At that point, investors become skeptical of all sources of revenue and earnings growth, often leading to broad multiple compression, where all stocks, including secular growers, are penalized. We do not expect such a scenario, although we do expect global growth to moderate and believe a selective approach to identifying those rare companies that should be able to grow their earnings at well above market levels will become more valuable to investors and lead to better benchmark-relative performance for such strategies in 2015.

Let’s get the mid-cap and small-cap perspectives.

Olson (TCW – Mid-Cap Growth): Over the long run, we believe high quality growth names will outperform as the U.S. economic recovery continues. Growth stocks are currently roughly 5 to 10 percent cheaper than their 20-year historical average P/E ratio, while value stocks are currently at least 10 percent above

“Growth stocks are currently roughly 5 to 10 percent cheaper than their 20-year historical average price-to-earnings ratio while value stocks are currently at least 10 percent above their historical average.”

Mike Olson

(TCW – Mid-Cap Growth)

their historical average. We believe this should create opportunities for growth stocks and investors will favor stocks of companies that can expand, even in a weak global economy.

Weatherbie (Weatherbie – Small-Cap Growth): In our estimation, the present environment looks compelling for select U.S. smaller growth companies. We pay close attention to valuations and it is possible to find companies with strong return on equity, low debt-to-capital and less earnings variability. As of December 31, 2014, our portfolio had a normalized P/E ratio of 20.4 times. Across our history this is a valuation level from which good returns have been realized. According to

“...the present environment looks compelling for select U.S. smaller growth companies. We pay close attention to valuations and it is possible to find companies with strong return on equity, low debt-to-capital and less earnings variability.”

Matt Weatherbie

(Weatherbie – Small-Cap Growth)

Bank of New York Mellon data, the Russell 2000® Growth Index has a normalized P/E of 30.9 times or 50 percent higher than our portfolio.

Two thousand fourteen was a challenging year for active managers, active management referring to investment funds for which a portfolio manager or team makes decisions about which stocks and in what weight will be held. The opposite is passive management or indexing, in which portfolio holdings mirror the components of a market index. From your perspective, why was 2014 such a difficult year for active managers? Chang Lee, we’ll turn to you first.

Lee (TCW – Mid-Cap Growth): Two thousand fourteen was a good year for U.S. large cap stocks, as evidenced by the S&P 500 and Dow Jones Industrial Average hitting new highs. It was a difficult year for active managers, however, especially for small and growth strategies, as investors favored large-cap over small-cap stocks and value/income over growth stocks for much of the year. The money flow from active to passive also impacted performance. This created a challenging backdrop for our mid-cap growth strategy as we generally invest in fast-growing companies that exhibit high valuations, and which are thus subject to more volatility in the short term. Recently, we have seen some reversal of the rotation as the valuation gap between value and growth names narrows. Smaller-cap stocks outperformed large-cap stocks in the fourth quarter, although it was not evident in full-year performance.

Matt and George, share your thoughts, please.

Weatherbie (Weatherbie – Small-Cap Growth): Across the active management landscape the proliferation of indexed products and exchange-traded funds (ETFs) has caused more liquidity to be deployed across companies

ANNUAL REPORT DECEMBER 31, 2014

LIBERTY ALL-STAR® GROWTH FUND	9
MANAGER ROUNDTABLE (UNAUDITED)

of high and low quality. The P/E ratio data mentioned in my previous response is driven, in part, by the number of exchange-based investment products, which has tripled since 2008 to over 1,500 ETF- and exchange-traded note (ETN) funds. This has been somewhat of a tailwind to lower quality, smaller-cap companies.

Fraise (Sustainable – Large-Cap Growth): Several factors made the environment more challenging for active management in 2014. The Fed’s continued reassurance that interest rates would stay low for the foreseeable future reduced volatility among stocks and raised risk complacency among investors leading to lower dispersion of stock returns. As a result, the stock picks of active managers that have outperformed have not added significant value relative to underperforming stocks. With the “winners” failing to add more value than the “losers” are detracting, above-benchmark performance has been less common. The underperformance of non-U.S. stocks has also contributed to active managers’ underperformance, as managers tend to be overweight international stocks relative to their benchmarks. While the environment for active managers has been more difficult due to these factors, we expect this to change in 2015 as the Fed begins reducing its stimulus, borrowing costs rise and global growth becomes more scarce, leading to less correlation among stocks and a better environment for stock picking.

What is a stock in the portfolio that you manage that did especially well for you in 2014, and what is a stock whose prospects you like for 2015?

Fraise (Sustainable – Large-Cap Growth): One of our best performing stocks in 2014 was Amgen, the largest biotechnology company in the world. On the surface, the company faced patent expirations and generic competition. After considerable research focused on the strength of Amgen’s new drug pipeline and the rate at which existing drugs may see their revenues decline due to patent expirations, we initiated a position in the stock in March of 2014 with the belief that Amgen’s platform of new drugs created an opportunity for growth to reaccelerate over the next three to five years. In recent months, Amgen benefited from positive indications for pipeline drugs and we increased our weight as new data points supported our thesis.

With a concentrated portfolio of 30 stocks we only invest in select companies offering high quality and long-term secular growth prospects. Lowe’s Companies, one of this year’s top performers, should continue to benefit from declining unemployment, increasing incomes and improvements in consumer sentiment as the health of the economy gradually improves.

Weatherbie (Weatherbie – Small-Cap Growth): A position that did very well in 2014—and that fits the growth and valuation characteristics of a “Weatherbie holding”—is Signature Bank of New York (symbol: SBNY). SBNY returned 17.3 percent for the calendar year 2014, guided by a terrific management team and steady, predictable earnings. We mentioned this firm in our last Liberty All-Star Growth Fund interview and today it is one of our top holdings. The banking industry has undergone a period of extensive consolidation. In the metropolitan New York area, SBNY offers a unique value proposition to privately owned businesses—and there are hundreds of thousands of such businesses in the greater New York area. Basically, SBNY offers a small, flexible banking platform to these entrepreneurs, along with one-stop banking rather than having clients go through various departments at the big, behemoth banks.

Looking ahead to 2015, a company we feel has strong prospects is inContact Inc. (symbol: SAAS) which provides cloud contact center software solutions and network connectivity services in the U.S. The company’s valuation is well below what its organic growth rate suggests and thus at a very attractive level. SAAS just signed one of the largest new clients in the history of the firm, a major business processing outsourcer. This is indicative of the accelerating adoption of cloud contact center solutions where SAAS is a leader. Finally, in that market some of the most prominent competitors are facing transitional challenges creating a faster growing opportunity for SAAS.

Lee (TCW – Mid-Cap Growth): Monster Beverage performed well in the portfolio in 2014 and we also like its prospects for 2015 as well. The company is poised to benefit from a strategic partnership formed in August 2014 with Coca-Cola in which Coca-Cola acquired about a 17 percent stake in Monster. As part of this agreement, Monster will become Coca-Cola’s preferred energy drink partner and will assume ownership of Coca-Cola’s energy drink brands while Coca-Cola will assume ownership of the non-energy drink brands of Monster. In our view, this partnership focuses on and plays to the strengths of both companies—Coca-Cola’s bottling system and Monster’s expertise in the energy category.

Great insights from experienced investment managers and we thank you all. Every year is interesting, and 2015 will certainly be no exception. We’ll check in again next year.

www.all-starfunds.com	ASG

10	LIBERTY ALL-STAR® GROWTH FUND
INVESTMENT GROWTH (UNAUDITED)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of shares of common stock at the closing market price (NYSE: ASG) of $9.25 on December 31, 1996, and tracking its progress through December 31, 2014. For certain information, it also assumes that a shareholder exercised all primary rights in the Fund’s rights offerings (see below). This graph covers the period since the Fund commenced its 10 percent distribution policy in 1997. Effective with the 2009 second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

ANNUAL REPORT DECEMBER 31, 2014

LIBERTY ALL-STAR® GROWTH FUND	11
TABLE OF DISTRIBUTIONS AND RIGHTS OFFERINGS (UNAUDITED)

		RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE

1997	$1.24

1998	1.35	July	10	$12.41

1999	1.23

2000	1.34

2001	0.92	September	8	6.64

2002	0.67

2003	0.58	September	8*	5.72

2004	0.63

2005	0.58

2006	0.59

2007	0.61

2008	0.47

2009**	0.24

2010	0.25

2011	0.27

2012	0.27

2013	0.31

2014	0.33

Total	$11.88

*	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
**	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

www.all-starfunds.com	ASG

12	LIBERTY ALL-STAR® GROWTH FUND
TOP 20 HOLDINGS AND ECONOMIC SECTORS (UNAUDITED)
December 31, 2014

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS

Cerner Corp.	2.41%

Middleby Corp.	2.12

Lowe’s Cos., Inc.	1.87

Visa, Inc., Class A	1.84

Signature Bank	1.58

Starbucks Corp.	1.41

The Walt Disney Co.	1.40

American Express Co.	1.39

Automatic Data Processing, Inc.	1.39

Amazon.com, Inc.	1.38

Amgen, Inc.	1.35

ExamWorks Group, Inc.	1.33

LinkedIn Corp., Class A	1.31

Virtus Investment Partners, Inc.	1.30

Google, Inc., Class C	1.29

Schlumberger Ltd.	1.29

Whole Foods Market, Inc.	1.28

Monsanto Co.	1.25

State Street Corp.	1.23

Colgate-Palmolive Co.	1.23

29.65%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS

Information Technology	22.59%

Consumer Discretionary	16.26

Industrials	15.74

Financials	14.59

Health Care	13.70

Consumer Staples	9.43

Energy	2.98

Materials	2.37

Telecommunication Services	0.47

Other Net Assets	1.87

100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

ANNUAL REPORT DECEMBER 31, 2014

LIBERTY ALL-STAR® GROWTH FUND	13
MAJOR STOCK CHANGES IN THE QUARTER (UNAUDITED)
December 31, 2014

The following are the major ($500,000 or more) stock changes—both purchases and sales—that were made in the Fund’s portfolio during the fourth quarter of 2014, excluding transactions from the transition to Sustainable Growth Advisers, LP.

	SHARES
SECURITY NAME	PURCHASES (SALES)	HELD AS OF 12/31/14

PURCHASES

Cornerstone OnDemand, Inc.	18,250	18,250

The Hershey Co.	7,610	12,340

Mobileye N.V.	12,250	20,106

Red Hat, Inc.	15,000	17,780

Salix Pharmaceuticals Ltd.	7,750	7,750

Spirit Airlines, Inc.	9,050	9,050

Whole Foods Market, Inc.	17,000	35,000

SALES

Allegheny Technologies, Inc.	(20,900)	0

Discovery Communications, Inc., Class C	(18,400)	0

DSW, Inc., Class A	(30,650)	0

Fastenal Co.	(19,270)	0

VMware, Inc., Class A	(8,500)	0

www.all-starfunds.com	ASG

14	LIBERTY ALL-STAR® GROWTH FUND
SCHEDULE OF INVESTMENTS
as of December 31, 2014

COMMON STOCKS (98.13%)	SHARES	MARKET VALUE

▶ CONSUMER DISCRETIONARY (16.26%)
Auto Components (1.01%)
BorgWarner, Inc.	13,250	$728,087
Dorman Products, Inc.(a)	9,623	464,502
Gentherm, Inc.(a)	5,277	193,244
		1,385,833
Diversified Consumer Services (0.42%)
Ascent Capital Group, Inc., Class A(a)	7,242	383,319
Nord Anglia Education, Inc.(a)	9,956	189,961
		573,280
Hotels, Restaurants & Leisure (2.77%)
Chuy’s Holdings, Inc.(a)	13,740	270,266
Hilton Worldwide Holdings, Inc.(a)	26,725	697,255
Starbucks Corp.	23,585	1,935,149
Wynn Resorts Ltd.	6,150	914,874
		3,817,544
Internet & Catalog Retail (3.36%)
Amazon.com, Inc.(a)	6,120	1,899,342
priceline.com, Inc.(a)	1,395	1,590,593
TripAdvisor, Inc.(a)	11,800	880,988
Wayfair, Inc., Class A(a)(b)	12,766	253,405
		4,624,328
Leisure Equipment & Products (0.58%)
Black Diamond, Inc.(a)	9,609	84,079
Polaris Industries, Inc.	4,700	710,828
		794,907
Media (1.39%)
The Walt Disney Co.	20,400	1,921,476

Specialty Retail (4.29%)
CarMax, Inc.(a)	7,900	525,982
Dick’s Sporting Goods, Inc.	29,050	1,442,333
Five Below, Inc.(a)	16,998	694,028
Francesca’s Holdings Corp.(a)	40,041	668,685
Lowe’s Cos., Inc.	37,520	2,581,376
		5,912,404
Textiles, Apparel & Luxury Goods (2.44%)
Deckers Outdoor Corp.(a)	16,063	1,462,375
Kate Spade & Co.(a)	27,400	877,074
Under Armour, Inc., Class A(a)	15,150	1,028,685
		3,368,134

See Notes to Schedule of Investments and Financial Statements.

ANNUAL REPORT DECEMBER 31, 2014

LIBERTY ALL-STAR® GROWTH FUND	15
SCHEDULE OF INVESTMENTS
as of December 31, 2014

COMMON STOCKS (continued)	SHARES	MARKET VALUE

▶ CONSUMER STAPLES (9.43%)
Beverages (2.48%)
The Boston Beer Co. Inc., Class A(a)	4,050	$1,172,637
Constellation Brands, Inc., Class A(a)	10,150	996,426
Monster Beverage Corp.(a)	11,450	1,240,607
		3,409,670
Food & Staples Retailing (3.05%)
Costco Wholesale Corp.	8,705	1,233,934
The Fresh Market, Inc.(a)(b)	14,044	578,613
PriceSmart, Inc.	6,904	629,783
Whole Foods Market, Inc.	35,000	1,764,700
		4,207,030
Food Products (2.67%)
The Hain Celestial Group, Inc.(a)	25,900	1,509,711
The Hershey Co.	12,340	1,282,496
Mondelez International, Inc., Class A	24,433	887,529
		3,679,736
Household Products (1.23%)
Colgate-Palmolive Co.	24,480	1,693,771

▶ ENERGY (2.98%)
Energy Equipment & Services (2.98%)
Core Laboratories N.V.	7,300	878,482
Dril-Quip, Inc.(a)	11,941	916,233
Geospace Technologies Corp.(a)	5,460	144,690
Natural Gas Services Group, Inc.(a)	16,482	379,745
Schlumberger Ltd.	20,810	1,777,382
		4,096,532

▶ FINANCIALS (14.59%)
Banks (0.15%)
Independent Bank Group, Inc.	5,479	214,010

Capital Markets (4.76%)
Evercore Partners, Inc., Class A	20,057	1,050,385
Financial Engines, Inc.	20,307	742,221
FXCM, Inc., Class A	6,178	102,369
State Street Corp.	21,650	1,699,525
T. Rowe Price Group, Inc.	13,700	1,176,282
Virtus Investment Partners, Inc.	10,495	1,789,293
		6,560,075
Commercial Banks (1.58%)
Signature Bank(a)	17,226	2,169,787

See Notes to Schedule of Investments and Financial Statements.

www.all-starfunds.com	ASG

16	LIBERTY ALL-STAR® GROWTH FUND
SCHEDULE OF INVESTMENTS
as of December 31, 2014

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Consumer Finance (3.23%)
American Express Co.	20,600	$1,916,624
Visa, Inc., Class A	9,655	2,531,541
		4,448,165
Diversified Financial Services (0.61%)
MarketAxess Holdings, Inc.	11,050	792,396
On Deck Capital, Inc.(a)(b)	2,035	45,645
		838,041
Insurance (2.33%)
Aon PLC	15,120	1,433,830
Greenlight Capital Re Ltd., Class A(a)	48,260	1,575,689
United Insurance Holdings Corp.	9,232	202,642
		3,212,161
Real Estate Management & Development (0.73%)
FirstService Corp.	19,675	1,000,670

Thrifts & Mortgage Finance (1.20%)
BofI Holding, Inc.(a)	21,269	1,654,941

▶ HEALTH CARE (13.70%)
Biotechnology (3.72%)
ACADIA Pharmaceuticals, Inc.(a)	20,454	649,415
Amgen, Inc.	11,670	1,858,914
BioMarin Pharmaceutical, Inc.(a)	8,300	750,320
Puma Biotechnology, Inc.(a)	5,109	966,980
Regeneron Pharmaceuticals, Inc.(a)	2,200	902,550
		5,128,179
Health Care Equipment & Supplies (2.09%)
Insulet Corp.(a)	27,430	1,263,426
Intuitive Surgical, Inc.(a)	3,050	1,613,267
		2,876,693
Health Care Providers & Services (2.15%)
ExamWorks Group, Inc.(a)	44,165	1,836,822
MWI Veterinary Supply, Inc.(a)	4,140	703,428
Premier, Inc., Class A(a)	12,360	414,431
		2,954,681
Health Care Technology (3.05%)
athenahealth, Inc.(a)(b)	6,133	893,578
Cerner Corp.(a)	51,230	3,312,532
		4,206,110
Life Sciences Tools & Services (0.48%)
Illumina, Inc.(a)	3,550	655,259

See Notes to Schedule of Investments and Financial Statements.

ANNUAL REPORT DECEMBER 31, 2014

LIBERTY ALL-STAR® GROWTH FUND	17
SCHEDULE OF INVESTMENTS
as of December 31, 2014

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Pharmaceuticals (2.21%)
Perrigo Co. PLC	5,860	$979,557
Salix Pharmaceuticals Ltd.(a)	7,750	890,785
Sanofi(c)	25,690	1,171,721
		3,042,063

▶ INDUSTRIALS (15.74%)
Aerospace & Defense (1.94%)
B/E Aerospace, Inc.(a)	18,900	1,096,578
HEICO Corp.	26,006	1,570,762
		2,667,340
Air Freight & Logistics (0.75%)
XPO Logistics, Inc.(a)	25,419	1,039,129

Airlines (0.49%)
Spirit Airlines, Inc.(a)	9,050	683,999

Building Products (0.20%)
Patrick Industries, Inc.(a)	6,444	283,407

Commercial Services & Supplies (1.90%)
The Advisory Board Co.(a)	19,580	959,028
Waste Connections, Inc.	37,624	1,655,080
		2,614,108
Electrical Equipment (0.60%)
Rockwell Automation, Inc.	7,400	822,880

Machinery (5.27%)
Chart Industries, Inc.(a)	20,050	685,710
Cummins, Inc.	6,150	886,645
Graco, Inc.	11,900	954,142
Middleby Corp.(a)	29,480	2,921,468
Rexnord Corp.(a)	15,831	446,593
WABCO Holdings, Inc.(a)	4,600	481,988
Wabtec Corp.	10,100	877,589
		7,254,135
Professional Services (3.23%)
Huron Consulting Group, Inc.(a)	7,940	543,017
IHS, Inc., Class A(a)	12,972	1,477,251
Paylocity Holding Corp.(a)	18,499	483,009
Stantec, Inc.	8,084	221,663
TriNet Group, Inc.(a)	30,156	943,280
WageWorks, Inc.(a)	12,062	778,843
		4,447,063

See Notes to Schedule of Investments and Financial Statements.

www.all-starfunds.com	ASG

18	LIBERTY ALL-STAR® GROWTH FUND
SCHEDULE OF INVESTMENTS
as of December 31, 2014

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Road & Rail (1.36%)
Kansas City Southern	7,600	$927,428
Landstar System, Inc.	13,015	943,978
		1,871,406

▶ INFORMATION TECHNOLOGY (22.59%)
Communications Equipment (0.84%)
InterDigital, Inc.	3,163	167,323
QUALCOMM, Inc.	13,370	993,792
		1,161,115
Electronic Equipment & Instruments (0.98%)
FEI Co.	7,600	686,660
IPG Photonics Corp.(a)	8,792	658,697
		1,345,357
Internet Software & Services (6.33%)
Cornerstone OnDemand, Inc.(a)	18,250	642,400
Envestnet, Inc.(a)	23,508	1,155,183
Equinix, Inc.	4,858	1,101,454
Google, Inc., Class C(a)	3,378	1,778,179
LinkedIn Corp., Class A(a)	7,835	1,799,778
SPS Commerce, Inc.(a)	15,007	849,847
Textura Corp.(a)(b)	11,326	322,451
Twitter, Inc.(a)	29,950	1,074,307
		8,723,599
IT Services (3.10%)
Automatic Data Processing, Inc.	22,950	1,913,342
EPAM Systems, Inc.(a)	21,410	1,022,327
VeriFone Systems, Inc.(a)	35,707	1,328,300
		4,263,969
Semiconductors & Semiconductor Equipment (0.97%)
ARM Holdings PLC(c)	13,317	616,577
NVIDIA Corp.	35,500	711,775
		1,328,352
Software (10.37%)
ANSYS, Inc.(a)	11,900	975,800
FireEye, Inc.(a)(b)	37,200	1,174,776
FleetMatics Group PLC(a)(b)	18,771	666,183
Mobileye N.V.(a)(b)	20,106	815,499
RealPage, Inc.(a)	21,622	474,819
Red Hat, Inc.(a)	17,780	1,229,309
Salesforce.com, Inc.(a)	22,500	1,334,475
SAP SE(b)(c)	17,430	1,214,000
ServiceNow, Inc.(a)	18,300	1,241,655
Solera Holdings, Inc.	19,902	1,018,584
Splunk, Inc.(a)	15,517	914,727

See Notes to Schedule of Investments and Financial Statements.

ANNUAL REPORT DECEMBER 31, 2014

LIBERTY ALL-STAR® GROWTH FUND	19
SCHEDULE OF INVESTMENTS
as of December 31, 2014

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Software (10.37%) (continued)
The Ultimate Software Group, Inc.(a)	10,577	$1,552,862
Varonis Systems, Inc.(a)	20,013	657,027
Workday, Inc., Class A(a)	12,400	1,011,964
		14,281,680

▶ MATERIALS (2.37%)
Chemicals (2.37%)
Ecolab, Inc.	14,780	1,544,806
Monsanto Co.	14,390	1,719,173
		3,263,979

▶ TELECOMMUNICATION SERVICES (0.47%)
Diversified Telecommunication (0.47%)
inContact, Inc.(a)	74,030	650,724

TOTAL COMMON STOCKS
(COST OF $99,731,223)		135,147,722

SHORT TERM INVESTMENTS (5.46%)	PAR VALUE/ SHARES	MARKET VALUE

▶ REPURCHASE AGREEMENT (2.33%)
Repurchase agreement with State Street Bank & Trust Co., dated 12/31/14, due 01/02/15 at 0.01%, collateralized by Federal Home Loan Mortgage Corp., 3.00%, 03/15/43, market value of $3,278,378and par value of $4,075,000. (Repurchase proceeds of $3,210,002). (COST OF $3,210,000)	$3,210,000	$3,210,000

▶ INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (3.13%)
State Street Navigator Securities Lending Prime Portfolio, 0.19% (COST OF $4,314,361)	4,314,361	4,314,361

TOTAL SHORT TERM INVESTMENTS
(COST OF $7,524,361)		7,524,361

TOTAL INVESTMENTS (103.59%)
(COST OF $107,255,584)(d)		142,672,083

LIABILITIES IN EXCESS OF OTHER ASSETS (-3.59%)		(4,946,302)

NET ASSETS (100.00%)		$137,725,781

NET ASSET VALUE PER SHARE
(24,220,140 SHARES OUTSTANDING)		$5.69

See Notes to Schedule of Investments and Financial Statements.

www.all-starfunds.com	ASG

20	LIBERTY ALL-STAR® GROWTH FUND
SCHEDULE OF INVESTMENTS
as of December 31, 2014

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan.

(c)	American Depositary Receipt.

(d)	Cost of investments for federal income tax purposes is $107,844,047.

Gross unrealized appreciation and depreciation at December 31, 2014 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$37,641,290
Gross unrealized depreciation	(2,813,254)
Net unrealized appreciation	$34,828,036

See Notes to Schedule of Investments and Financial Statements.

ANNUAL REPORT DECEMBER 31, 2014

LIBERTY ALL-STAR® GROWTH FUND	21
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014

ASSETS:
Investments at market value (Cost $107,255,584)	$142,672,083
Cash	1,475
Receivable for investment securities sold	897,144
Dividends and interest receivable	65,185
Prepaid and other assets	134
TOTAL ASSETS	143,636,021

LIABILITIES:
Payable for investments purchased	86,572
Distributions payable to shareholders	1,292,026
Investment advisory fee payable	92,543
Payable for administration, pricing and bookkeeping fees	29,461
Payable for collateral upon return of securities loaned	4,314,361
Accrued expenses	95,277
TOTAL LIABILITIES	5,910,240
NET ASSETS	$137,725,781

NET ASSETS REPRESENTED BY:
Paid-in capital	$87,295,411
Accumulated net realized gain on investments	15,013,871
Net unrealized appreciation on investments	35,416,499
NET ASSETS	$137,725,781

Shares of common stock outstanding (authorized 60,000,000 shares at $0.10 Par)	24,220,140
NET ASSET VALUE PER SHARE	$5.69

See Notes to Financial Statements.

www.all-starfunds.com	ASG

24	LIBERTY ALL-STAR® GROWTH FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $ 5,286)	$739,548
Securities lending income	13,489
Interest	380
TOTAL INVESTMENT INCOME	753,417

EXPENSES:
Investment advisory fee	1,072,148
Administration fee	268,037
Pricing and bookkeeping fees	76,071
Audit fee	29,232
Custodian fee	38,500
Directors’ fees and expenses	68,049
Insurance expense	7,090
Legal fees	46,370
NYSE fee	23,750
Shareholder communication expenses	50,838
Transfer agent fees	65,666
Miscellaneous expenses	45,625
TOTAL EXPENSES	1,791,376
NET INVESTMENT LOSS	(1,037,959)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	17,438,460
Net change in unrealized depreciation on investments	(13,533,130)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,905,330

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,867,371

See Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2014

LIBERTY ALL-STAR® GROWTH FUND	23
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013

FROM OPERATIONS:
Net investment loss	$(1,037,959)	$(876,461)
Net realized gain on investments	17,438,460	15,897,629
Net change in unrealized appreciation/(depreciation) on investments	(13,533,130)	24,561,274
Net Increase in Net Assets From Operations	2,867,371	39,582,442

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments	(7,883,436)	(7,213,337)
Total Distributions	(7,883,436)	(7,213,337)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	2,830,581	3,307,263
Net Increase/(Decrease) in Net Assets	(2,185,484)	35,676,368

NET ASSETS:
Beginning of period	139,911,265	104,234,897
End of period (Includes distributions in excess of net investment income of $0 and $0, respectively)	$137,725,781	$139,911,265

See Notes to Financial Statements.

www.all-starfunds.com	ASG

24	LIBERTY ALL-STAR® GROWTH FUND
FINANCIAL HIGHLIGHTS

	Year Ended December 31
	2014	2013	2012	2011	2010

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$5.91	$4.54	$4.24	$4.57	$4.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.04)	(0.04)	(0.03)	(0.05)	(0.04)
Net realized and unrealized gain/(loss) on investments	0.15	1.72	0.54	(0.01)	0.86

Total from Investment Operations	0.11	1.68	0.51	(0.06)	0.82

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	–	–	–	(0.07)	(0.19)
Net realized gain on investments	(0.33)	(0.31)	(0.22)	(0.20)	–
Tax return of capital	–	–	(0.05)	–	(0.06)

Total Distributions	(0.33)	(0.31)	(0.27)	(0.27)	(0.25)

Change due to tender offer(b)	–	–	0.06	–	–

Net asset value at end of year	$5.69	$5.91	$4.54	$4.24	$4.57

Market price at end of year	$5.16	$5.62	$4.06	$3.81	$4.25

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value	2.4%	39.0%	14.3%	(1.0%)	21.8%
Based on market price	(2.3%)	47.8%	13.8%	(4.4%)	34.8%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)	$138	$140	$104	$128	$137
Ratio of expenses to average net assets after waiver/reimbursement	N/A	N/A	1.46%	N/A	N/A
Ratio of expenses to average net assets before waiver/reimbursement	1.34%	1.34%	1.51%	1.52%	1.79%
Ratio of net investment loss to average net assets	(0.77%)	(0.73%)	(0.61%)	(1.04%)	(0.95%)
Portfolio turnover rate	63%	45%	35%	32%	80%

(a)	Calculated using average shares outstanding during the period.

(b)	Effect of Fund’s tender offer for shares at a price below net asset value, net of costs.

(c)

Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

See Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2014

LIBERTY ALL-STAR® GROWTH FUND	25
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Security Valuation

Equity securities, including common stocks and exchange traded funds, are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Prime Portfolio, a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Directors (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Adviser, ALPS Advisors, Inc. using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Adviser and/or Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. At December 31, 2014, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

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26	LIBERTY ALL-STAR® GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. These collateral agreements mitigate the counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Repurchase agreements are entered into by the Fund under a Master Repurchase Agreement (“MRA”) which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/ or posted to the counterparty and create one single net payment due or from the Fund.

At December 31, 2014, the open repurchase agreement with the counterparty State Street Bank & Trust Co., and subject to a MRA on a net payment basis, was as follows:

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the State- ment of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral Received*	Cash Collateral Received	Net Amount
Repurchase Agreement	$3,210,000	$–	$3,210,000	$(3,210,000)	$–	$–
Total	$3,210,000	$–	$3,210,000	$(3,210,000)	$–	$–

* These amounts do not include the excess collateral received.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the Borrower or an affiliate of the Borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. As of December 31, 2014, the market value of securities on loan was $4,411,124 and the total cash collateral and non-cash collateral received was $4,314,361 and $273,410, respectively. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate

ANNUAL REPORT DECEMBER 31, 2014

LIBERTY ALL-STAR® GROWTH FUND	27
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, exchange-traded funds, and registered investment companies are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$135,147,722	$–	$–	$135,147,722
Short-Term Investment	–	3,210,000	–	3,210,000
Investments Purchased with Collateral from Securities Loaned	4,314,361	–	–	4,314,361
TOTAL	$139,462,083	$3,210,000	$–	$142,672,083

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between the levels as of the end of the period. For the year ended December 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 6% of its net asset value per year. The distributions are payable in four quarterly distributions of 1.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for

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28	LIBERTY ALL-STAR® GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

For the year ended December 31, 2014, permanent book and tax basis differences resulting primarily from excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$ 1,037,959	$(813,900)	$(224,059)

Included in the amounts reclassified was a net operating loss offset to Paid-in Capital was $224,059.

Net investment loss and net realized gain, as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	12/31/14	12/31/13
Distributions paid from:
Ordinary income	$–	$1,926,950
Long-term capital gain	7,883,436	5,286,387
Total	$7,883,436	$7,213,337

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Gains	Net Unrealized Appreciation	Total
$ 15,602,334	$34,828,036	$50,430,370

As of December 31, 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Cost of Investments	Gross Unrealized Appreciation (excess of value over tax cost)	Gross Unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$107,844,047	$37,641,290	$(2,813,254)	$34,828,036

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the year ended December 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”) serves as the investment advi-

ANNUAL REPORT DECEMBER 31, 2014

LIBERTY ALL-STAR® GROWTH FUND	29
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

sor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing Services Agreement

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.20%
Over $300 million	0.18%

In addition, ALPS provides bookkeeping and pricing services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus 0.015% on the average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Under the terms of the Expense Limitation Agreement between the Fund and AAI, AAI has agreed to waive certain fees they are entitled to receive from the Fund. Specifically, AAI has agreed to reimburse Fund expenses and/or waive a portion of the investment advisory and other fees that

AAI is entitled to receive to the extent necessary that Total Annual Operating Expenses, after such expense reimbursement and/or fee waiver (excluding acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses), do not exceed 1.45% of net assets. The Expense Limitation Agreement is effective through July 31, 2015. Pursuant to the Expense Limitation Agreement, the Fund may reimburse AAI for any fee waivers and expense reimbursements made by AAI, provided that any such reimbursements made by the Fund to AAI will not cause the Fund’s annual expense ratio to exceed the expense limitation rate. AAI is entitled to collect on or make a claim for waived fees at a maximum of three years from the date of the Expense Limitation Agreement. For the year ended December 31, 2014 there was no fee waivers and/or reimbursements and AAI collected no previously waived fees.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $83,447,077 and $89,662,073, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the years ended December 31, 2014 and ended December 31, 2013, distributions in the amounts of $2,830,581 and $3,307,263, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 534,738 and 710,944 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valua-

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30	LIBERTY ALL-STAR® GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

tion date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 8. OTHER MATTERS

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Mary-land Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

ANNUAL REPORT DECEMBER 31, 2014

LIBERTY ALL-STAR® GROWTH FUND	31
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF LIBERTY ALL-STAR® GROWTH FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Liberty All-Star® Growth Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty All-Star® Growth Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 19, 2015

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32	LIBERTY ALL-STAR® GROWTH FUND
AUTOMATIC DIVIDEND REINVESTMENT AND DIRECT PURCHASE PLAN (UNAUDITED)

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date and all subsequent dividends and distributions will be paid in cash instead of shares.

The Fund reserves the right to amend or terminate the Plan.

The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

ANNUAL REPORT DECEMBER 31, 2014

LIBERTY ALL-STAR® GROWTH FUND	33
TAX INFORMATION (UNAUDITED)

All 2014 distributions, whether received in cash or shares of the Fund, consist of long-term capital gains.

The table below details the breakdown of each 2014 distribution for federal income tax purposes.

			TOTAL ORDINARY DIVIDENDS
RECORD DATE	PAYABLE DATE	AMOUNT PER SHARE	QUALIFIED	NON-QUALIFIED	LONG-TERM CAPITAL GAINS*
01/24/14	03/10/14	$0.09	—	—	100%
05/02/14	06/16/14	$0.08	—	—	100%
08/01/14	09/15/14	$0.08	—	—	100%
10/31/14	01/02/15	$0.08	—	—	100%

*	Pursuant to Section 852(b)(3) of the Internal Revenue Code, Liberty All-Star Growth Fund designated $7,883,436 as long-term capital gain dividends.

Tax Designations

The Fund designates the following as a percentage of taxable ordinary income distributions for the calendar year ended December 31, 2014:

Qualified Dividend Income:	0%
Dividend Received Deduction:	0%

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34	LIBERTY ALL-STAR® GROWTH FUND
DIRECTORS AND OFFICERS (UNAUDITED)

The names of the Directors and Officers of the Liberty All-Star®Growth Fund, Inc., the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

INDEPENDENT DIRECTORS

NAME (AGE) AND ADDRESS*	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ DIRECTOR**	OTHER DIRECTORSHIPS HELD

John A. Benning, Year of Birth: 1934	Director Since 2002, Term expires 2014	Retired since December, 1999	2	Trustee, Liberty All-Star® Equity Fund (since 2002)

Thomas W. Brock, Year of Birth: 1947	Director Since 2005, Term expires 2015	Director, Silver Bay Realty (December 2012 – present); Former Chief Executive Officer, Stone Harbor Investment Partners LP (April 2006-2012); Adjunct Professor, Columbia University Graduate School of Business (since 1998)	2	Trustee, Liberty All-Star® Equity Fund (since 2005)

George R. Gaspari, Year of Birth: 1940	Director Since 2006, Term Expires 2016	Financial Services Consultant (1996-2012)	2	Trustee, Liberty All-Star® Equity Fund (since 1999); Trustee (since 1999) and Chairman - Audit Committee (since January 2015), The Select Sector SPDR Trust

Richard W. Lowry, Year of Birth: 1936	Director Since 1994, Term Expires 2016 Chairman since 2004	Private Investor since August 1987	2	Trustee, Liberty All-Star® Equity Fund (since 1994)

John J. Neuhauser, Year of Birth: 1943	Director Since 1998, Term Expires 2015	President, St. Michael’s College (since August, 2007); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College)	2	Trustee, Liberty All-Star® Equity Fund (since 1998); Trustee, Columbia Funds Series Trust I (since 1985)

Richard C. Rantzow, Year of Birth: 1938	Director Since 2006, Term expires 2014	Retired; Ernst & Young, Partner (1993); Chief Financial Officer, Miller Sports (1993-1998)	2	Trustee and Chairman - Audit Committee, Liberty All-Star® Equity Fund (since 2006); Trustee and Chairman - Audit Committee, Clough Global Allocation Fund (since 2004), Trustee, Clough Global Equity Fund (since 2005) and Trustee and Chairman - Audit Committee, Clough Global Opportunities Fund (since 2006)

*	The address for all Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

ANNUAL REPORT DECEMBER 31, 2014

LIBERTY ALL-STAR® GROWTH FUND	35
DIRECTORS AND OFFICERS (UNAUDITED)

INTERESTED DIRECTOR & OFFICER

NAME (AGE) AND ADDRESS*	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ DIRECTOR**	OTHER DIRECTORSHIPS HELD

Edmund J. Burke Year of Birth: 1961	Director Since 2006, Term expires 2015	Chief Executive Officer and President of ALPS Holdings, Inc., a DST Company (since November 2011); CEO and a Director of: ALPS Holdings, Inc. (since 2005); Director of ALPS Advisors, Inc. (since 2001), ALPS Distributors, Inc. (since 2000), ALPS Fund Services, Inc., (since 2000) and ALPS Portfolio Solutions Distributor, Inc. (since 2013). Mr. Burke is also a Director of Boston Financial Data Services (since 2013).	2	Trustee, Liberty All-Star® Equity Fund (since 2006); President (since 2006), Trustee and Chairman (since 2009), Financial Investors Trust; Trustee (since 2004) and President (since 2006), Clough Global Allocation Fund, Trustee (since 2006), and President (since 2005), Clough Global Equity Fund, Trustee and President (since 2006), Clough Global Opportunities Fund. Mr. Burke is deemed an affiliate of the Funds as defined under the 1940 Act.

OFFICERS

NAME (AGE) AND ADDRESS*	POSITION WITH GROWTH FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

William R. Parmentier, Jr., Year of Birth: 1952	President	1999	Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star® Funds (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005-2006). Mr. Parmentier is deemed an affiliate of the Funds as defined under the 1940 Act.

Mark T. Haley, CFA, Year of Birth: 1964	Senior Vice President	1999	Senior Vice President of the Liberty All-Star® Funds (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006). Mr. Haley is deemed an affiliate of the Funds as defined under the 1940 Act.

Edmund J. Burke Year of Birth: 1961	Vice President	2006	Chief Executive Officer and President of ALPS Holdings, Inc., a DST Company (since November 2011); CEO and a Director of: ALPS Holdings, Inc. (since 2005); Director of ALPS Advisors, Inc. (since 2001), ALPS Distributors, Inc. (since 2000), ALPS Fund Services, Inc., (since 2000) and ALPS Portfolio Solutions Distributor, Inc. (since 2013). Mr. Burke is also a Director of Boston Financial Data Services (since 2013). Mr. Burke is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address for all Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.
**	Mr. Burke is an “interested person” of the Funds, as defined in the 1940 Act, because he is an officer of ALPS Holdings, Inc. and a Director of ALPS Advisors, Inc. and ALPS Fund Services, Inc.

www.all-starfunds.com	ASG

36	LIBERTY ALL-STAR® GROWTH FUND
DIRECTORS AND OFFICERS (UNAUDITED)

OFFICERS (continued)

NAME (AGE) AND ADDRESS*	POSITION WITH GROWTH FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Kimberly R. Storms Year of Birth: 1972	Treasurer	2013	Director of Fund Administration and Senior Vice President of ALPS Fund Services, Inc. Ms. Storms is currently Treasurer of Financial Investors Trust, and ALPS Series Trust; and Chief Financial Officer of Arbitrage Funds. Ms. Storms is also on the Board of Directors of the Denver Center for Crime Victims. Ms. Storms is deemed an affiliate of the Funds as defined under the 1940 Act.

Melanie H. Zimdars, Year of Birth: 1976	Chief Compliance Officer (“CCO”)	2009	Ms. Zimdars is Vice President and Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. Ms. Zimdars is currently the CCO for ALPS Variable Investment Trust, ALPS ETF Trust, Broadview Opportunity Trust, Liberty All-Star Equity Fund, PowerShares QQQ Trust and BLDRS Index Funds Trust. Because of her position with ALPS, Ms. Zimdars is deemed to be an affiliate of the Trust.

Erin D. Nelson, Year of Birth: 1977	Secretary	2013	Vice President and Assistant General Counsel of ALPS Advisors, Inc. and Vice President of ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Ms. Nelson is currently Secretary of ALPS ETF Trust, Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, and Principal Real Estate Income Fund. Ms. Nelson is deemed an affiliate of the Funds as defined under the 1940 Act.

Alex J. Marks, Year of Birth: 1974	Assistant Secretary	2011	Employee of ALPS Fund Services, Inc. since June 2011. Mr. Marks also served as an employee of ALPS Fund Services, Inc. from July 2006 to September 2010. Mr. Marks is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address for all Trustees is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

ANNUAL REPORT DECEMBER 31, 2014

LIBERTY ALL-STAR® GROWTH FUND	37
BOARD CONSIDERATION OF THE RENEWAL OF THE FUND MANAGEMENT
AND PORTFOLIO MANAGEMENT AGREEMENTS (UNAUDITED)

The Investment Company Act of 1940 requires that the Board of Directors (“Board”) of the Liberty All-Star Growth Fund, Inc. (“Fund”), including all of the Directors who are not “interested persons” of the Fund (“Independent Directors”), annually review the Fund’s investment advisory agreements and consider whether to renew them for an additional year. At its meeting on September 11, 2014, the Board, including a majority of the Independent Directors, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisors, Inc. (“AAI”) and the two separate Portfolio Management Agreements, among the Fund, AAI and the following independent investment management firms: Weatherbie Capital, LLC (“Weatherbie”) and TCW Investment Management Company (“TCW”). The Board consideration for the approval of the Fund Management Agreement among the Fund, AAI and Sustainable Growth Advisers, LP was disclosed in the Fund’s June 30, 2014 Semi-Annual Report. Weatherbie, TCW and Sustainable Growth Advisers, LP collectively are referred to as “Portfolio Managers,” and each, as a “Portfolio Manager.”

Prior to the Board action, the Independent Directors met to consider management’s recommendations with respect to the renewal of the Fund Management Agreement and the Portfolio Management Agreements (each, an “Agreement” and, collectively, the “Agreements”). In reaching its decision to renew each Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the Fund. The Board further considered factors it deemed relevant with respect to the Fund, including (1) the nature, extent and quality of services provided to the Fund by AAI, its affiliates and each Portfolio Manager up for renewal; (2) the performance of the Fund and the Portfolio Managers up for renewal; (3) the level of the Fund’s management and portfolio management fees and expense ratios; (4) the costs of the services provided and profits realized by AAI and its affiliates from their relationship with the Fund; (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (6) the “fall-out” benefits to AAI, each Portfolio Manager up for renewal and their respective affiliates (i.e., any direct or indirect benefits to be derived by AAI, each Portfolio Manager up for renewal and their respective affiliates from their relationships with the Fund); and (7) other general information about AAI and each Portfolio Manager up for renewal. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Director may have attributed different weight to each factor.

The Board considered these factors in the context of the Fund’s multi-manager methodology, which seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed. The Fund allocates its portfolio assets among Portfolio Managers recommended by AAI and approved by the Board, currently three for the Fund. The Board considered that each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances the Fund’s portfolio assets among the Portfolio Managers. The Board also took into account that AAI continuously analyzes and evaluates each Portfolio Manager’s investment performance and portfolio composition and, from time to time, recommends changes in the Portfolio Managers.

In connection with its deliberations, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included AAI’s analysis of the Fund’s investment performance and related financial information for the Fund, presentations given by the Fund’s Portfolio Managers, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by AAI, the Portfolio Managers and their affiliates. Information furnished specifically in connection with the renewal process included, among other things, a report of the Fund’s investment performance over various time periods as compared to a peer universe and a market index and the Fund’s fees and expenses as compared to comparable groups of closed-end funds and open-end multi-managed funds based, in part, on information prepared by AAI regarding review of the Lipper peer groups. The information provided by AAI generally included information reflecting the Fund’s management fees, expense ratios, investment performance and profitability, including AAI’s profitability with respect to the Fund.

As part of the process to consider the Agreements, legal counsel to the Independent Directors requested information from AAI and each Portfolio Manager up for renewal. In response to these requests, the Independent Directors received reports from AAI and each Portfolio Manager up for renewal that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreements. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders. The following is a summary of the Board’s considerations and conclusions regarding these matters.

www.all-starfunds.com	ASG

38	LIBERTY ALL-STAR® GROWTH FUND
BOARD CONSIDERATION OF THE RENEWAL OF THE FUND MANAGEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (UNAUDITED)

NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED

The Board considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager up for renewal, in light of the investment objective of the Fund. The Board also considered the nature, extent and quality of the administrative services provided to the Fund by ALPS Fund Services, Inc., an affiliate of AAI. The Board took into account the steps that AAI has taken to encourage strong performance, including AAI’s willingness to recommend Portfolio Manager changes when necessary to address performance issues.

The Board also considered the demonstrated consistency in investment approach of each Portfolio Manager up for renewal. The Board considered that TCW manages the mid-cap growth portion and Weatherbie manages the small-cap growth portion of the Fund’s portfolio. The Board considered the background and experience of the personnel at AAI responsible for Portfolio Manager selection, evaluation and monitoring for the Fund and the personnel at each Portfolio Manager responsible for managing the Fund’s portfolio. The Board also considered the overall financial strength of AAI and each Portfolio Manager up for renewal, the effect on the Fund of any turnover in personnel at each Portfolio Manager, the insurance maintained by AAI and each Portfolio Manager and the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and the Portfolio Managers up for renewal were appropriate and consistent with the terms of the Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements.

INVESTMENT PERFORMANCE

The Board considered the long-term and short-term investment performance of the Fund over multiple periods, which generally included annual total returns both on an absolute basis and relative to an appropriate benchmark and/or Lipper peer universe based on materials showing the performance of the Lipper peer groups. The Board considered the Fund’s performance based on both net asset value (“NAV”) and market price and, in general, considered long-term performance to be more important in its evaluation than short-term performance. In addition, the Board considered the performance of the Fund’s Portfolio Managers, including the performance of other investment companies and accounts managed by the Portfolio Managers up for renewal and the performance of the allocated portions of the Fund in the context of the Portfolio Managers’ different investment strategies and styles and the contribution of each Portfolio Manager to the Fund’s overall strategy and performance.

Among other information, the Board received information regarding the Fund’s return on an absolute and a relative basis, based on NAV and market price, for certain periods ended December 31, 2013 and June 30, 2014. In particular, the Board received information which indicated that, based on NAV, the Fund outperformed the Lipper Multi-Cap Growth Mutual Fund Average (“Lipper Average”) for the one-, three-, and five-year, and since-inception periods ended December 31, 2013, and that its performance was generally comparable to the Lipper Average for the ten-year period. This information also indicated that, based on NAV, the Fund outperformed the Russell 3000® Growth Index for the one- and five-year and since-inception periods ended December 31, 2013 and that its performance was generally comparable to the Russell 3000® Growth Index for the three- and ten-year periods. The Board considered that, based on NAV, the Fund underperformed the Lipper Average for the year-to-date, one-, three-, five- and ten-year and since-inception periods ended June 30, 2014. The Board also considered that, based on NAV, the Fund outperformed the Russell 3000® Growth Index for the since-inception period and underperformed for all other relevant periods ended June 30, 2014.

Additionally, the Board received information which indicated that, based on market price, the Fund outperformed the Lipper Average and Russell 3000® Growth Index for all relevant periods, with the exception of the ten-year period ended December 31, 2013. The Board considered that, based on market price, the Fund outperformed the Lipper Average for the one-, three- and five-year and since-inception periods ended June 30, 2014 and underperformed the Lipper Average for the ten-year period. The Board also considered that, based on market price, the Fund outperformed the Russell 3000® Growth Index for the one- and five-year and since-inception periods ended June 30, 2014 and underperformed for the other relevant periods.

In addition to the performance of the Fund and each Portfolio Manager’s sleeve of the Fund, the Board considered management’s and the Portfolio Managers’ explanations for differences between the Fund’s performance and the relevant benchmarks and peer groups. The Board determined that the performance information supported the renewal of the Agreements.

COSTS OF THE SERVICES PROVIDED TO THE FUND

The Board considered the fees paid by the Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the management fees, overall expense ratio and expense reimbursement by AAI for selected closed-end funds and multi-manager open-end equity funds. The Board took into account that, the Fund’s total expenses were higher than the median of a represen-

ANNUAL REPORT DECEMBER 31, 2014

LIBERTY ALL-STAR® GROWTH FUND	39
BOARD CONSIDERATION OF THE RENEWAL OF THE FUND MANAGEMENT
AND PORTFOLIO MANAGEMENT AGREEMENTS (UNAUDITED)

tative group of closed-end funds selected by AAI, but the management and administrative fees were lower than the median. The Board also considered that the Fund’s total expense ratio and management and administrative fees were higher than the median of a representative group of multi-manager open-end equity funds selected by AAI. The Board determined, however, that the Fund’s higher contractual management fees and expense ratios were generally consistent with the higher costs and greater complexity associated with the management of a closed-end multi-manager fund. The Board also considered the additional expense incurred by the Fund as a result of the proxy solicitation seeking shareholder approval of the appointment of a new Portfolio Manager, which increased the Fund’s total expense ratio which had declined for three consecutive calendar years.

The Board considered that AAI currently does not have any institutional clients with investment objectives and strategies comparable to those of the Fund. The Board considered the breakpoint schedule that lowers the management fee rate as the Fund’s assets increase. The Board also considered the management fees paid to the Portfolio Managers and the fee rates charged by the Portfolio Managers to their other accounts, including institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided by and the differences in responsibility of AAI and the Portfolio Managers to the Fund and to other accounts. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the management fees paid by selected closed-end funds and open-end equity funds.

PROFITABILITY AND COSTS OF SERVICES TO AAI

The Board considered the level of profits realized by AAI in connection with the operation of the Fund. The Board considered the profitability information setting forth the overall profitability of the Fund to AAI for the year ended December 31, 2013, as well as overall profitability information relating to the calendar years ended December 31, 2012 and 2011. In reviewing the information, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. The Board took into account management’s ongoing costs and expenditures in providing and improving services for the Fund as well as the ongoing need to meet regulatory and compliance requirements. In addition, the Board considered information prepared by management comparing the profitability of AAI on an overall basis to other investment company managers. The Board also considered the extent to which AAI and its affiliates might derive ancillary benefits from the Fund, noting that an affiliate of AAI serves as the Fund’s administrator and receives compensation for acting in this capacity.

The Board considered that AAI has advised the Board that it does not regard Portfolio Manager profitability as meaningful to an evaluation of the Portfolio Manager Agreements because the willingness of the Portfolio Managers to serve in such capacity depends primarily upon arm’s-length negotiations with AAI, AAI generally is aware of the fees charged by the Portfolio Managers to other clients, and AAI believes that the fees agreed upon with the Portfolio Managers are reasonable in light of the quality of investment advisory services rendered. The Board accepted AAI’s explanations in light of the Board’s findings as to the reasonableness of the aggregate management fees paid by the Fund and the fact that each Portfolio Manager’s fee is paid by AAI and not the Fund. The Board acknowledged that, as a business matter, AAI was entitled to earn reasonable profits for its services to the Fund. The Board determined that AAI’s profitability was reasonable in relation to the services provided and to the costs of providing management services to the Fund and supported the renewal of the Agreements.

EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE

The Board considered whether economies of scale are realized by AAI as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. The Board took into consideration the fee breakpoint schedules under the Agreements and concluded that the schedules reflect economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services performed by AAI and the management of Fund assets by each Portfolio Manager. In this regard, the Board considered that, although the Fund is not currently at an asset level at which it can take advantage of the breakpoints in its fee schedule, the schedule is structured so that when the Fund’s assets increase, economies of scale may be shared for the benefit of shareholders. Based on the foregoing, the Board concluded that the breakpoint schedules allow the Fund to realize economies of scale, which supports the renewal of the Agreements.

BENEFITS TO BE DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Board also considered the potential “fall-out” benefits that AAI or the Portfolio Managers might receive in connection with their association with the Fund. In its consider-

www.all-starfunds.com	ASG

40	LIBERTY ALL-STAR® GROWTH FUND
BOARD CONSIDERATION OF THE RENEWAL OF THE FUND MANAGEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (UNAUDITED)

ation of the Agreements, the Board considered, among other things, that AAI and the Portfolio Managers may derive ancillary benefits from the Fund’s operations. For example, under the Agreements, AAI may request that transactions giving rise to brokerage commissions be executed through brokers and dealers that provide brokerage or research services to the Fund or AAI. Each Portfolio Manager, through its position as a Portfolio Manager to the Fund, also may engage in soft dollar transactions. In advance of the meeting, the Board received information regarding each Portfolio Manager’s procedures for executing portfolio transactions for the allocated portion(s) of the Fund and each Portfolio Manager’s soft dollar policies and procedures. In addition, the Board considered that a Portfolio Manager may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board determined that the foregoing ancillary benefits were consistent with the renewal of the Agreements.

CONCLUSIONS

Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

ANNUAL REPORT DECEMBER 31, 2014

LIBERTY ALL-STAR® GROWTH FUND	41
PRIVACY POLICY (UNAUDITED)

This Privacy Policy Notice discloses the privacy policies of the Liberty All-Star® Funds, which are advised by ALPS Advisors, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”). The Companies and the Funds are referred to herein collectively as “we” or “us.”

PROTECTING YOUR PRIVACY IS A TOP PRIORITY

We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.

THE INFORMATION WE HAVE AND WHERE WE GET IT

We collect information about you from a variety of sources, including:

•	Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;
•	Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and
•	Information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

HOW WE USE THIS INFORMATION

We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

•	To respond to a subpoena or court order, judicial process or regulatory inquiry;
•	To report suspicious transactions to government agencies and law enforcement officials;
•	To protect against fraud;
•	To provide products and services with the consent or the direction of a customer; or
•	In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

SECURITY OF PERSONAL FINANCIAL INFORMATION

We restrict access to information about you to those employees we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128-bit SSL encryption security with passwords to ensure a safe transmission of data between you and us. Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

IF YOU HAVE ANY QUESTIONS OR CONCERNS ABOUT THIS PRIVACY POLICY NOTICE, PLEASE WRITE TO US AT:

ALPS Advisors, Inc.

Attn: Compliance Department

1290 Broadway, Suite 1100

Denver, CO 80203

FORMER CUSTOMERS

If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

www.all-starfunds.com	ASG

42	LIBERTY ALL-STAR® GROWTH FUND
DESCRIPTION OF LIPPER BENCHMARK AND MARKET INDICES (UNAUDITED)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue chip-companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

An investor cannot invest directly in an index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

ANNUAL REPORT DECEMBER 31, 2014

ALL-STAR® GROWTH FUND

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
John A. Benning*
Thomas W. Brock*
Edmund J. Burke
George R. Gaspari*
Richard W. Lowry*, Chairman
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Erin D. Nelson, Secretary
Alex J. Marks, Assistant Secretary
Melanie H. Zimdars, Chief Compliance Officer

*Member of Audit Committee

ASG LISTED NYSE

Annual Certifications — As required, on August 28, 2014, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a quarterly basis on Form N-CSR and Form N-Q.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000637

ALL-STAR GROWTH FUND

ALPS Advisors, Inc.
Investment Advisor
1290 Broadway, Suite 1100
Denver, CO 80203
303-623-2577
www.all-starfunds.com

ASG LISTED NYSE

A Member of the Closed-End Fund Association, Inc.
www.closed-endfunds.com

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable.

(c)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

(e)	Not Applicable.

(f)	The registrant’s Board of Directors adopted, effective December 10, 2007, a revised code of ethics described in 2(a) above. The revised code of ethics is incorporated by reference to the registrant’s Form N-CSR filing made on March 7, 2008. There have been no revisions to such code of ethics since that date.

Item 3. Audit Committee Financial Expert.

(a)	(1)(i) The registrant’s Board of Directors has determined that there is one audit committee financial expert serving on its audit committee.

(2) The registrant’s Board of Directors has determined that Mr. Richard C. Rantzow is an “audit committee financial expert” and is “independent” as defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the fiscal years ended December 31, 2013 and December 31, 2014 were approximately $24,700 and $24,700, respectively, for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements for those fiscal years

(b) Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2013 December 31, 2014 were $0 and $0, respectively, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2013 and December 31, 2014 were approximately $3,915 and $3,940, respectively.

(d) All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2013 and December 31, 2014 were $0 and $0, respectively, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2013 and December 31, 2014 was zero.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by the registrant’s account for each of the fiscal years ended December 31, 2013 and December 31, 2014 $225,415 and $303,560, respectively, for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. These fees consisted of non-audit fees billed to (i) the registrant of $3,915 in 2013 and $3,940 in 2014 as described in response to paragraph (c) of this Item, and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with the ALPS Advisors, Inc., the registrant’s investment adviser, of $221,500 in 2013 and $299,620 in 2014. The non-audit fees billed to AFS related to SSAE 16 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)).

As of December 31, 2014, John A. Benning, Thomas W. Brock, George R. Gaspari Richard W. Lowry, John J. Neuhauser, and Richard C. Rantzow are each independent directors and collectively constitute the entire Audit Committee.

Item 6. Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisors, Inc. ( “AAI”) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to AAI, the Fund’s Board reviewed and approved the policies and procedures adopted by AAI. These included the procedures that AAI follows when a vote presents a conflict between the interests of the Fund and its shareholders and AAI, its affiliates, its other clients or other persons.

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients without regard to any resulting benefit or detriment to AAI or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. There may also be instances where a fund relies upon Section 12(d)(1)(F), and by law, the fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”). In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account and subsequently, AAI determines that the type of proxy issue is not material to shareholders. AAI will utilize the below considerations to determine if a security then on loan should be recalled for voting purposes. Decisions will generally be made on a case-by-case basis depending on whether, in AAI’s judgment,:
•	the matter to be voted on has critical significance to the potential value of the security in question;
•	the security represents a significant holding and whether the security is considered a long-term holding; and
•	AAI believes it can recall the security in time to cast the vote.

2.	Proxies will usually not be voted in cases where AAI deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers that impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the Client’s interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the Client’s best interests.

AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In providing proxy voting services to AAI, ISS provides vote recommendations on a pre-determined policy. Generally, AAI will vote proxies based on ISS’ pre-determined voting policy. In doing so, AAI demonstrates that its vote would not be a product of a conflict of interest as AAI would have little or no discretion on how the proxy was voted.

For those proxy proposals that: (1) are not addressed by AAI’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an AAI investment associate believes that an exception to the guidelines may be in the best economic interest of AAI’s clients (collectively, “Proxy Referrals”), AAI may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance will collect and review any information deemed reasonably appropriate to evaluate if AAI or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. AAI investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to AAI’s Chief Compliance Officer (“CCO”), or designee, in writing (see Appendix B - “Conflicts of Interest Disclosure and Certification Form”). Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

1.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);
2.	Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent; and
3.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s Clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1.	AAI’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.
2.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

—

To disclose in writing to AAI’s CCO, or designee, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of AAI. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

—	To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

3.	In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Weatherbie Capital LLC (“Weatherbie”)

(a)(1) MANAGEMENT.

Matthew A. Weatherbie, CFA – President and Chief Investment Officer

Matt is the lead co-manager responsible for managing the portion of the Fund allocated to Weatherbie. The firm was founded by Matt in December 1995. Mr. Weatherbie’s prior experience as a portfolio manager was at Putnam Investments from 1983-1995 where he managed the Putnam Voyager Fund. Between 1973 and 1983, he was a securities analyst and then a portfolio manager of MFS (Massachusetts Financial Services) Emerging Growth Trust. Matt is a CFA charterholder.

George Dai, Ph.D.- Senior Managing Director and Deputy Chief Investment Officer

George is a co-manager responsible for managing the portion of the Fund allocated to Weatherbie. George’s prior experience as a portfolio manager began in 2006 as the co-lead manager of Weatherbie’s Long/Short Fund. George received his MBA from the Wharton School, University of Pennsylvania, (Director’s List), and his Ph.D. in chemistry from Johns Hopkins University. Previously, he earned a B.S. from the University of Science and Technology of China (Hefei, China) and then was a pharmaceutical research scientist at Procter & Gamble.

Joshua D. Bennett, CFA -Managing Director

Josh is a co-manager responsible for managing the portion of the Fund allocated to Weatherbie. Josh’s prior experience as a portfolio manager began in 2007 as a co-manager of Weatherbie’s Long/Short Fund. Josh received his MBA from the Tuck School of Business at Dartmouth (Edward Tuck Scholar with Distinction). Previously, he earned a B.A. in economics (Summa Cum Laude) from Wheaton College (IL). Josh is a CFA charterholder.

(a)(2) OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Matthew A. Weatherbie as of December 31, 2014:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed For which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Weatherbie Capital, LLC
Registered Investment Companies	3	$31	0	n/a
Other pooled investment vehicles	2	$143	2	$143
Other accounts	29	$888	0	n/a

MATERIAL CONFLICTS OF INTEREST. None.

(a)(3) COMPENSATION STRUCTURE. Weatherbie Capital, LLC is solely owned by Weatherbie Holding Inc., a Sub-Chapter S Corporation controlled by Matthew A. Weatherbie. Mr. Weatherbie’s compensation is directly related to the overall profitability of Weatherbie. Mr. Weatherbie receives a fixed base salary, profit sharing (pre-tax/deferred compensation) and earnings from the company, if any, at year end. Mr. Dai and Mr. Bennett are stake holders in the firms’ stock appreciation plan (“SAR”) where employees have an equity stake in the company above the growth in value of their SAR plan award. In addition to an ownership opportunity, all employees receive a competitive salary and are eligible for a bonus, which is tied to a percentage of the profits of the company based on their contribution to the firm’s success, leveraged to the growth in the business. A portion of the bonus is allocated to the Weatherbie Profit Sharing Plan establishing a retirement account for all employees. There is no difference between the method used to determine compensation with respect to the Fund and the other accounts managed by Messer’s Weatherbie, Dai or Bennett except that a performance allocation may be payable by the other pooled investment vehicles managed by Weatherbie.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGER:

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Matthew A. Weatherbie	None

TCW Investment Management Company (“TCW”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to TCW for mid-cap growth is managed by Mike Olson, CFA and Chang Lee.

Mr. Olson is co-Portfolio Manager of TCW’s Small Cap Growth, SMID Cap Growth, Growth Equities, Global Technology, and Multi-Cap Growth strategies. Prior to assuming his current position, Mr. Olson was a Senior Analyst in the Small and Mid-Cap Growth Equities group and Senior Portfolio Manager of the Multi-Cap Growth strategy. Mr. Olson joined U.S. Equities in 2001 as an analyst concentrating on small cap technology companies where he worked alongside the Small and Mid-Cap Growth Equities portfolio managers and analysts for four years before officially joining the team. Mr. Olson joined TCW in 1999 as an analyst for the Latin America Equities group where he covered diverse industries across Brazil, Chile, and Venezuela. Prior to TCW, Mr. Olson worked at Aegis Asset Management as a Research Analyst. Mr. Olson graduated from California State University at Fullerton with a BA in Finance and International Business and also earned an MBA from the University of Southern California. He is a CFA charterholder.

Mr. Lee is co-Portfolio Manager of TCW’s Small Cap Growth, SMID Cap Growth, Growth Equities, Global Technology, and Multi-Cap Growth strategies. Mr. Lee joined TCW in 2005 as an Analyst in the U.S. Equity Research Department where he covered the insurance sector. In 2006 Mr. Lee joined the TCW Small and Mid-Cap Growth Equities team as an Analyst, with an analytical focus on financials, health care and industrials. Prior to TCW, Mr. Lee was a Senior Investment Analyst at Samsung Life Investment from 2003 to 2005 and an Analyst at Lazard Asset Management from 1998 to 2003. At Lazard, Mr. Lee was a member of the Alternative Investment Product team where he focused primarily on small and mid cap health care and industrial companies. He also worked closely with Lazard’s small and mid cap product groups in providing investment opportunities. Prior to Lazard, Mr. Lee was an Analyst at Bear Stearns. Mr. Lee holds a BS in Applied Mathematics and Economics from Johns Hopkins University (1996) as well as an MBA from Stern School of Business at New York University (2001).

(a)(2) OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Olson and Lee and Blum, as of December 31, 2014:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Chang Lee
Registered Investment Companies	4	$281	0	n/a
Other Pooled Investment Vehicles	4	$59	0	n/a
Other Accounts	14	$637	1	$385

Mike Olson, CFA
Registered Investment Companies	4	$281	0	n/a
Other Pooled Investment Vehicles	4	$59	0	n/a
Other Accounts	14	$637	1	$385

MATERIAL CONFLICTS OF INTEREST. Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

—	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

—	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

—	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

—	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

Each of the Fund’s sub-advisers has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

(a)(3) PORTFOLIO MANAGERS COMPENSATION. The overall objective of the Advisor’s compensation program for portfolio managers is to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s parent company (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of net income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is typically paid quarterly. In most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of certain expenses (including base salaries) related to the strategy group. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate portfolio managers for all other client accounts in the same strategy managed by the Advisor or one of the other TCW Advisors (together, “the TCW Group”). Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the Funds, including alternative investment products; the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and the TCW Group, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases bonuses may be paid on a discretionary basis out of a department profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. Many portfolio managers participate in equity incentives based on overall firm performance of the TCW Group and its affiliates, through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Advisor’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Advisor’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over a period of time and other awards are granted annually.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas were awarded partnership units in the Advisor’s parent company. Awards under this plan vest over time. Vesting is in part dependent on satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in the Advisor’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under the plan are subject to vesting and other conditions.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Chang Lee	None
Craig C. Blum	None

Sustainable Growth Advisers, LP (“SGA”)

(a)(1) MANAGEMENT.

George P. Fraise - Principal, co-founder, portfolio manager and a member of the Investment Committee. He is also a member of the Firm’s Advisory Board. Prior to founding Sustainable Growth Advisers, George was Executive Vice President, a member of the Board of Directors and a member of the Investment Policy Committee of Yeager, Wood & Marshall, Inc. George began his investment career in 1987 as an equity analyst at Drexel Burnham Lambert. In 1990 he joined Smith Barney as a senior analyst responsible for the coverage of electrical equipment companies. He also held a senior analyst position at Chancellor Capital Management, a private large cap growth money manager. In 1997 George joined Scudder Kemper Investments as a portfolio manager for two separate large cap growth funds.

Gordon M. Marchand, CFA, CIC, CPA - Principal, co-founder, portfolio manager and a member of the Investment Committee. He is also a member of the Firm’s Advisory Board and serves as the firm’s Chief Financial Officer. Prior to founding Sustainable Growth Advisers, Gordon was an executive officer, a member of the Board of Directors and Investment Policy Committee of Yeager, Wood & Marshall, Inc. which he joined in 1984. He also served as the firm’s Chief Financial and Operating Officer. Gordon began his career as a CPA for Grant Thornton Int’l and a management consultant for Price Waterhouse.

Robert L. Rohn – Principal, co-founder, portfolio manager and chairs the firm’s Investment Committee. He is also a member of the Firm’s Advisory Board. Prior to joining Sustainable Growth Advisers in November 2003, Rob managed over $1 billion of large capitalization, high quality growth stock portfolios at W.P Stewart & Co. During Rob’s twelve-year tenure with W.P. Stewart, he was an analyst and portfolio Manager, held the positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., the company’s core U.S. investment business, and served as Chairman of the firm’s Management Committee. From 1988 through 1991, he was with Yeager, Wood & Marshall, a growth-oriented investment counseling firm, where he served as Vice President and a member of the Investment Policy Committee with responsibilities in equity analysis and portfolio management. Rob began his career in 1983 at JP Morgan, where he was an officer of the bank in Corporate Finance.

(a)(2) OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Fraise, Rohn and Marchand, as of December 31, 2014:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
George P. Fraise
Registered Investment Companies	18	$3,358	0	n/a
Other Pooled Investment Vehicles	16	$1,045	0	n/a
Other Accounts	36	$1,421	0	n/a

Robert L. Rohn
Registered Investment Companies	18	$3,358	0	n/a
Other Pooled Investment Vehicles	16	$1,045	0	n/a
Other Accounts	36	$1,421	0	n/a

Gordon M. Marchand
Registered Investment Companies	18	$3,358	0	n/a
Other Pooled Investment Vehicles	16	$1,045	0	n/a
Other Accounts	36	$1,421	0	n/a

MATERIAL CONFLICTS OF INTEREST. Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

The adviser has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

(a)(3) COMPENSATION STRUCTURE. SGA has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of SGA. The compensation of SGA’s three principals/portfolio managers is based solely upon SGA’s financial performance. SGA’s compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
George P. Fraise	None
Robert L. Rohn	None
Gordon M. Marchand	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal year ended December 31, 2014, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99-12(a)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2007, filed electronically with the Securities and Exchange Commission on March 7, 2008.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not Applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 4, 2015

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	March 4, 2015